PROSPECTUS SUPPLEMENT -- July 22, 2004*
        American Express(R) Variable Portfolio Funds S-6466-99 V (10/03)

The information in the "Management" section for AXP Variable Portfolio - Cash Management Fund regarding who manages the Fund's portfolio is being replaced with:

The team that manages the Fund's portfolio is led by:

Jamie Jackson, Portfolio Manager

o    Leader of the liquid assets sector team.

o    Joined AEFC in June 2003.

o Prior to that, co-head of U.S. Investment Grade Fixed Income, UBS Global Asset Management from 1997 to 2003, responsible for strategy formulating and trading.

o    Began investment career in 1988.

o    MBA, Marquette University.

The rest of the section remains the same.




S-6466-48 A (7/04)
*Valid until next prospectus update
Destroy Oct. 29, 2004